SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  July 1, 1996

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


    33-70564                               04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts                 02108-4406
    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (617) 624-8900

         None
 (Former name or former address, if changed since last report)






Item 5.  Other Events

    On July 1, 1996, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 24 thereof (the "Partnership") completed various agreements relating to Pahrump Valley Investors, A Wyoming Limited Partnership (the "Operating Partnership"), including an Amended and Restated Agreement and Certificate of Limited Partnership of the Operating Partnership dated as of July 1, 1996 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

    The Operating Partnership owns and operates a recently renovated apartment complex located on South Pahrump Valley Boulevard in Pahrump, Nevada which is known as Pahrump Valley Apartments (the "Apartment Complex"). The Apartment Complex consists of thirty-two 2-bedroom apartment units which are intended for occupancy by elderly tenants. The Apartment Complex was substantially completed by April 1996 and is currently 100% occupied (as of December 31, 1996).

    Construction mortgage financing for the Apartment Complex was provided by Mortgage Investors Group, Ltd. in the amount of $1,406,000 (the "Construction Mortgage"). The Construction Mortgage had a ten month term and bore interest at the rate of 9.25% per annum. Permanent mortgage financing in the amount of $1,406,000 (the "Permanent Mortgage") is being provided by FmHA. The Permanent Mortgage has a 50-year term and bears interest at a subsidized rate equal to 1% per annum.

    100% of the apartment units (32 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partners of the Operating Partnership are Bucky H. Fong,
Carl W. Eatough and Dean R. Greenwalt, each of whom has substantial experience in the affordable housing industry. Mr. Fong has been responsible for the past 25 years for a variety of architectural assignments for the development of multi-story housing for the elderly to devotional buildings and institutions of primary education. He is a General Partner of Fong, Eatough & Borges, Architects AIS, the President of Sequoia Pacific Builders, Inc. (the Builder of the Apartment Complex) and a Principal of McGuire, Eatough & Fong. He has been responsible for well over 100 million dollars worth of construction projects during his career. Carl Eatough is a General Partner of Fong, Eatough & Borges, Architects AIA, and has been involved with 38 other developments with over 2,000 units. Dean Greenwalt is the principal and founder of Greenwalt and Associates, a firm which specializes in developing and packaging rural rental housing loans, including holding ownership interests and participating as a general partner. The Firm also provides consulting services to applicants and borrowers on financing, operational and management issues involving low-income housing projects. The Builder for the Apartment Complex (Sequoia Pacific Builders, Inc.) which is an affiliate of the General Partner received total compensation of $1,208,860, including builder's profit of $18,096.

    The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $339,599 which has been or will be payable to the Operating Partnership in four (4) Installments as follows:

    1. $162,830 (the "First Installment") on the later of (i) Admission Date, (ii) Tax Credit Set Aside, (iii) Construction Mortgage
Closing, (iv) receipt of a commitment for the Permanent Mortgage acceptable to the Partnership, or (v) Carryover Certification;

    2. $79,885 (the "Second Installment") on the later to occur of (i) the Completion Date, (ii) Cost Certification, (iii) State
Designation, (iv) receipt of an updated title insurance policy satisfactory to the Partnership, (v) compliance with due diligence recommendations, (vi) receipt of release of liens, in a form acceptable to the Partnership, from the Contractor stating that all amounts payable to the Contractor have been paid in full and that the Operating Partnership is not in default under the Construction Contract, (vii) receipt of an estoppel letter and consent to syndication from the Lender, or
(viii) satisfaction of all of the conditions to the payment of the First Installment and Second Installments;

    3. $79,884 (the "Third Installment") on the latest to occur of (i) the Initial 90% Occupancy Date, (ii) Permanent Mortgage Closing, together with presentation of evidence satisfactory to Partnership in its sole discretion (which may include a satisfactory opinion of counsel), that the Permanent Mortgage in non-recourse, i.e., none of the Partners of the Operating
Partnership have any liability for repayment of principal and interest on the Permanent Mortgage, (iii) the Breakeven Point, or (iv) satisfaction of all of the conditions to the payment of the First, Second and Third Installments; and

    4. $17,000 on the later to occur of (i) the receipt by the Partnership of an executed copy of the federal tax return and audited financial statement for the fiscal year in which the Breakeven Point occurs or (ii) satisfaction of all conditions to the payment of the First, Second and Third Installments.

The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $618,070 of Tax Credits during the 10-year period commencing in 1997 of which $611,890 will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:

                         Normal     Capital        Cash
                       Operations  Transactions    Flow

General Partners             1%        50%          65%

Partnership                 99%        50%         35%

    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    Boston Capital Asset Management Limited Partnership ("BCAMLP"), an affiliate of the general partner of the Partnership, or another affiliate thereof, will receive an annual Reporting Fee of $1,600 commencing in 1996 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in
Article X of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the amount of such deficiency shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow available for payment of such fee, or in the first year in which proceeds of a Capital Transaction are available.

    The Operating Partnership will pay a Development Fee to the General Partners for its service in connection with the construction and development of the Apartment Complex in an amount equal to $212,711 The Development Fee will be paid $53,830 from the proceeds of the First Installment, $79,885 from the proceeds of the Second Installment and $78,996 from the proceeds of the Third Installment. The Operating Partnership will pay to the General Partner a non-cumulative Annual Partnership Management Fee of $1,600 per annum commencing in 1996 for its services in connection with managing the day-to-day business of the Operating Partnership. The Annual Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement.

Item 7.  Exhibits.

      (c)    Exhibits.                                              Page

(1)   (a)1   Form of Dealer-Manager Agreement between Boston
             Capital Services, Inc. and the Registrant
             (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)


(2)   (a)    Amended and Restated Agreement and Certificate
             of Limited Partnership of Pahrump Valley
             Investors, A Wyoming Limited Partnership

(2)   (b)    Certification and Agreement of Pahrump Valley
             Investors, A Wyoming Limited Partnership


(4)   (a)2   Agreement of Limited Partnership of the Partnership

(16)         None

(17)         None

(21)         None

(24)         None

(25)         None

(28)         None

_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  March 24, 1997


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By: Boston Capital Associates IV L.P.,
    its General Partner


    By:  C&M Associates, d/b/a Boston
         Capital Associates, its
    General Partner


    By:  /s/ Herbert F. Collins
    Herbert F. Collins, Partner




BOS2. 53203_1